Form 97-0L7                           LEASE          Land Titles Office Use Only
License 026CN/0537/96            New South Wales
                             Real Property Act 1900

Instructions for filling out this form are available from the Land Titles Office

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                        Office of State Revenue Use Only

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[A] PROPERTY LEASED (Show no more than 20 titles. If appropriate, specify the part or premises
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                        Folio Identifier 1/537286

                        Part being Level 1 and Level 14 at 19-31 Pitt St, Sydney

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[B] LODGED BY
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                          LTO Box        Name, Address or DX and Telephone

                                         REFERENCE (15 character maximum)
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[C] LESSOR              CAMBOOYA PROPERTIES PTY. LIMITED (CAN 003 566 158)
                        of level 11, 19-31 Pitt Street, Sydney

[D] The lessor leases to the lessee the property described above.
Encumbrances (if applicable)         1.         2.         3.         4.

[E] LESSEE

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                         L
                              TRANSMEDIA AUSTRALIA PTY. LTD (CAN 065 473 538) of Level 14, 19-31 Pitt Street, Sydney

                              TENANCY:
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[F]

[G]   1.    TERM: Six (6) years
      2.    COMMENCING DATE: 1 September 1998
      3.    TERMINATING DATE: 31 August 2004
      4.    Together with and reserving the RIGHTS set out in ANNEXURE A.
      5.    Incorporates the provisions set out in ANNEXURE A hereto.

[H] DATE...23 September 1998.... We certify this dealing correct for the purposes of the Real Property Act 1900.

The Common Seal of CAMBOOYA PROPERTIES PTY LIMITED (can 003 566 158) was here unto affixed .................................................

by authority of the Board of its Directors and in the
presence of: .................................................

 ......................................  ........................................
           Secretary                                    Director

The Common Seal of TRANSMEDIA AUSTRALIA PTY LTD
(CAN 065 473 538) was hereunto affixed by authority of the


 ................................................................................

Board of its directors and in the presence of:


 ....................................................


 ............/S/ R. Wong..............    ........./S/ T. Sakrzewski.............

STATUTORY DECLARATION

I solemnly and sincerely declare that the time for the exercise of the Option to //21a//Renew//21b//Purchase* in expired lease No.//22// has ended and the lessee under that lease has not exercised the option.
I make this solemn declaration conscientiously believing the same to be true and by virtue of the Oaths Act 1900.
Made and subscribed at............in the State of................... on
 .....................19..... In the presence of


 ......................................
Signature of Witness


 ......................................
Name of Witness (BLOCK WITNESS)


 ......................................  ........................................
Address and Qualification of Witness    Signature of Lessor

ANNEXURE 'A'

PART 1

DEFINITIONS

1.1   (a)   "Air conditioning Equipment" includes all compressors, condensers, chiller sets, pumps, pipework switchboards, wiring, thermostats, controls, cooling towers, air production and reticulation of chilled water and conditioned air in the Building.

      (b) "Appurtenances" includes all water closets, lavatories, grease traps, water apparatus(7) wash basins, bathrooms, gas fittings, electrical fittings and apparatus, and other services contained in or about the Demised Premises or other parts of the Building as the context requires.

      (c) "The Building" means the building or buildings erected upon the Land, of which the Demised Premises form part and substitutions therefore, alterations or modifications thereto and includes the Land upon which such Building is erected and all lands and buildings adjacent to or in the vicinity of the Building to be used in conjunction with the Building and where the context so admits any part thereof.

      (d) "Commencement Date" means the date described on the front page of this Lease for the commencement of the Term.

      (e) "Common Areas" means all those parts of the Building, if any, not demised or let to any lessee or occupant and intended for use by the lessees or occupants of the Building and each other and in particular (but without limiting the generality of the foregoing) includes the common parking areas from time to time provided by the Lessor for the Building and the driveways and walkways giving access thereto and therefrom and the malls, corridors, passageways, vestibules, stairways, elevators, toilets and washrooms in the Building.

      (f) "Demised premises" means the premises described on the front page of this Lease together with any modifications, extensions and alterations thereto from time to time.

      (g) "Fire Equipment" includes all stop cocks, hydrants, alarms, fire sprinkler systems or other fire prevention equipment in the Building.

      (h) "Floor Area" means the aggregate area calculated to the nearest square meter of all floors including mezzanine floors or other structures measured in the case of external walls from their exterior face, in the case of dividing walls from their center in the Lessor's plans of the Building and in the case of other walls from their interior face without allowance or deduction on account of loading bays, showcases, liftwells, stairwells, escalators, bridges, columns, pillars, pipes or other obstacles contained within the boundaries (measured as aforesaid) of any premises The certificate of the Lessor's architects or surveyor shall be conclusive evidence of the Floor Area of the Demised Premises or any other part of the Building to which such certificate shall relate.

      (i) "Land" means the land described in the Certificate of Title referred to on the front page of this Lease.

      (j) "Lessee" means and includes the Lessee, its successors and permitted assigns or being a person, his executors, administrators and permitted assigns and where not repugnant to the context the sublessees, invitees, contractors, servants and agents of the Lessee. Where the Lease to which this Memorandum applies is a Sub-lease, then "Lessee" shall mean "Sublessee" in its full context according to this Clause.

      (k) "Lessor" means and includes the Lessor, its successors and assigns or, being a person, his executors, administrators and assigns and where not repugnant to the context the servants, agents and contractors of the Lessor. Where the Lease to which this Memorandum applies is a Sublease, then "Lessor" shall mean "Sublessor" in its full context according to this Clause.

      (l) "Outgoings" - Outgoings for any year during the Term means the total aggregate amount of all costs, charges and expenses charged upon the Land or paid or payable by the Lessor arising by direct assessment or by virtue of any covenant in any head lease or for the payment of which the Lessor or Lessee may be or become liable or which may be paid by the Lessor during the Term by way of voluntary contribution in lieu of any taxes, rates, assessments, rents or other imposts to the extent to which an owner legally rateable or chargeable would have been liable to pay the same in respect of the Building, Land or the Demised Premises including but not limited to:

            (i) all rates, taxes, charges and impositions payable to any government, local or semi-government, or other authority (with the exception of income tax) including New South Wales land tax and any other tax assessed or charged against or to the Lessor by virtue of its ownership of land or its right to occupy the same whether by Parliament State or Federal or by any competent authority, Local Government or otherwise upon the basis of the rate as assessed to the Lessor with respect to the land upon which is situated the Demised Premises;

            (ii) all rates and charges payable to any government, local or semi-government, or other authority in relation to any of the supply of water, sewerage and the removal of waste and other garbage from the Land, the Building or the Demised Premises,

            (iii) all premiums for insurance against damage or destruction of the Building and Appurtenances for their full re-instatement value in relation to damage however occasioned and the cost of removal and disposal of debris and fire extinguishment costs;

            (iv) insurance premiums for public risk insurance for all Common Areas in the Building;

            (v) insurance premiums for worker's compensation insurance for all employees engaged in the cleaning, maintaining, lighting and repairing of the Common Areas of the Building;

            (vi) all charges for gas, electricity, telephone, water (including for excess water) and public utilities servicing the Common Areas of the Building;

            (vii) all costs of repairs, maintenance and painting of and to the Demised Premises and the Building (excluding any work which amounts to a capital improvement) and the contributions to a sinking fund or other fund, if any, established to meet the same;

            (viii) all costs of the detection, prevention and eradication of rodents, pests, insects and vermin for all Common Areas;

            (ix) the cost of cleaning and servicing the car parks, Common Areas, signs and the interior and exterior of the Building (excluding the interior of the Demised Premises) including the cost of garbage removal and/or compacting service which is charged on account of the Building or the cost, interest charges and wages of operating any garbage removal and/or compacting service for the building;

            (x) all costs of management control and administration of the Building whether such management control and administration is performed at the Building or elsewhere and whether performed by the Lessor or by others;

            (xi) all costs and expenses of gardening, landscaping, and providing and maintaining decorative features in Common Areas, the Land and car parks;

            (xii) all costs and expenses of caretaking and security;

            (xiii) all costs and expenses associated with running, maintaining and servicing lifts, escalators, fire detection and extinguishing equipment, security equipment, toilets, water closets, washrooms and other equipment and the supply of towels and other toilet requisites within the Building including the cost of personnel to operate such services;

            (xiv) all repairs, maintenance and running costs in respect of the provision of air conditioning or evaporative cooling in the Building;

            PROVIDED THAT payments to be made under this Clause shall be adjusted for any assessment year or period which is broken by the Commencement Date or Termination Date of this Lease or as held over but shall be payable for the whole period of the assessment and the Lessor shall refund to the Lessee the proper proportion of the said payments should this Lease during the period of the assessment expire or be determined not through the default or breach of the Lessee

      (m)   "Term" means the term demised to the Lessee by this Lease.

      (n) "Termination Date" means the date specified on the front page of this Lease as the date upon which the Term of the Lease terminates.

      (o) "Review Dates" means the dates (if any) specified in Item 3 of the Reference Schedule.

INTERPRETATION

1.2   (a)   Severability

      If any term, covenant or condition of the Lease or the application thereof to any person or circumstance shall be or become invalid or unenforceable, the remaining terms, covenants and conditions shall not be affected thereby and each term, covenant and condition of the Lease shall be valid and enforceable to the fullest extent permitted by law.

      (b)   Bodies and Associations

      References to any authorities associations, societies, clubs or bodies shall in the event of any such entities ceasing to exist or being reconstituted, renamed or replaced or the powers or functions of any of them being transferred to any other entity refer respectively to the entity established or constituted in lieu thereof or succeeding to the similar powers or functions.

      (c)   Implied Covenants

      The covenants implied by law (statutory or otherwise) are not negative but shall be deemed to have been modified (where so permitted) to the extent of any inconsistency with the provisions of the Lease.

      (d)   Plurals and Genders

      The singular shall include the plural and vice versa and words importing one gender shall include every gender.

      (e)   Contra Proferentum

      In the interpretation of this Lease, no rules of construction shall apply to the disadvantage of one party on the basis that that party put forward the Lease or any part thereof.

      (f)   Headings

      Headings have been inserted for guidance only and do not form any part of the context of this Lease.

      (g)   Statutes

      Reference to a statute or ordinance includes all regulations under and amendments to that statute or ordinance whether by subsequent statute or otherwise and a statute or ordinance passed in substitution for the statute or ordinance referred to or incorporating any of its provisions.

      (h)   Joint and Several Covenants

      Any covenant or agreement on the part of two or more persons shall bind them jointly and severally

PART 2

RENT AND OUTGOINGS

2.1 The Lessee shall during the Term pay to the Lessor without demand from the Lessor and without any deduction or set off whatsoever the annual rent set out in Item 1 in the Reference Schedule PROVIDED THAT notwithstanding anything herein contained the annual rent shall be reviewed in the manner set out herein on the Review Dates. Such rent shall be paid in advance by regular and consecutive monthly payments each equal 10 one-twelfth (1/12) of the annual rent on the first day of each month in each year during the Term (except the first and last payments which if necessary will be proportionate) the first payable on the date specified in Item 1 of the Reference Schedule.

2.2 The Lessee shall pay during the Term the percentage specified in Item 2 of the Reference Schedule of increases in annual Outgoings over the base year stated therein.

2.3 As soon as practicable after 30th day of June in each year, the Lessor will furnish the Lessee a Statement giving reasonable details of the Outgoings. Except in the case of manifest error notified by either party to the other within fourteen (14) days of the service of such Statement on the Lessee, such Statement shall be conclusive evidence of the matters stated therein.

      (b) Within twenty one (21) days of receipt by the Lessee from the Lessor of the Statement in writing of the amount of the Lessee's proportion of increases in Outgoings or of any particular part thereof, the Lessee shall pay such amount to the Lessor and it is hereby agreed and declared:

            (i) that subject to paragraph (ii) of this Sub-clause the liability of the Lessee to pay the Lessee's proportion of increases in Outgoings shall not be determined or otherwise prejudiced by the prior expiry of the Term of or other determination of this Lease;

            (ii) that if the Term of the Lease expires or if the Lease is otherwise determined before the 30th day of June in any year or if at such 30th day of June less than one (1) year of the Term of the Lease has expired then the Outgoings all be deemed to accrue from day to day and the Lessees proportion shall be calculated accordingly.

      (c) Notwithstanding the provisions of the foregoing, the Lessor may from time to time notify the Lessee of the Lessor's reasonable estimate of the Lessee's proportion of increases in Outgoings for any period not exceeding one (1) year in advance of the estimate whereupon the Lessee will pay to the Lessor during such period such estimated proportion by equal monthly installments in advance on the days hereinbefore fixed for payment of the rent PROVIDED ALWAYS that upon computation of the Outgoings at the end of the then current year as aforesaid any necessary adjustment between the estimated and actual Lessee's proportion of increases in Outgoings shall be made and any refund to or for the payment by the Lessee shall be all owed or made by or the Lessor accordingly.

2.4 The rent hereby reserved may at the discretion of the Lessor he reviewed at each Review Date specified in Item 3 of the Reference Schedule to an amount calculated in accordance with Clause 2.5 following.

2.5.1 Market Rental Review

      (a) The Lessor at any time within a period commencing sixty (60) days prior to a Market Review Date as nominated in Item 3(a) of the Reference Schedule and expiring not later than the Market Review Date immediately following the relevant Market Review Date may review and increase the annual rent to an amount which the Lessor considers would at the time of such review be the current market rent of the Demised Premises (or the relevant part thereof) as between a willing lessor and a willing lessee having regard to the Demised Premises (or the relevant part thereof) offered the provision of parking facilities (if any), the terms other than rental and all matters then relevant to the determination of such rental including but without in any way limiting the generality of the foregoing the Lessee's obligations (if any) to contribute to the additional amounts referred to in Clause 2.2 and subject to the following provisions of this Clause the amount so determined shall be the annual rent payable by the Lessee from the relevant Market Review Date PROVIDED THAT nothing in this Clause shall operate to reduce the rent payable hereunder and PROVIDED FURTHER THAT in the event that a Market Review Date is the same date as a C.P.I. Increase or Percentage Increase Review Date then the rental payable hereunder shall be the greater of the rentals calculated under Clause 2.5.2, 2.5.3 and under this Clause 2.5.1.

      (b) The Lessor shall notify the Lessee in writing of the annual rent which the Lessor considers is the current market rent of the Demised Premises (or the relevant part thereof) and the Lessee shall have thirty (30) days from the date of receipt of such notice from the Lessor within which the Lessee may notify the Lessor in writing as to whether it disputes the current market rent determined by the Lessor as aforesaid. Should the Lessee not so notify the Lessor that it disputes the Lessor's assessment of the current market rent then the Lessee will be deemed to have accepted the Lessor's assessment of the current market rent as aforesaid and the Lessor's assessment of the current market rent shall be the annual rent payable from the relevant Market Review Date.

      (c) In the event that the Lessee disputes the Lessor's assessment of the current market rent as aforesaid, such current market rent shall be determined by a valuer of the Australian Institute of Valuers & Land Economists - New South Wales Division (or its successor) registered so to act, agreed upon by the Lessor and by the Lessee and such appointment shall be made within twenty one (21) days of receipt of the notice by the Lessor from the Lessee that the Lessee disputes the Lessor's assessment of the current market rent.

      (d) The Lessor and the Lessee shall each instruct a valuer appointed in accordance with the provisions of this Clause to make a determination as to rent (including a statement as to how the determination was reached) within twenty one (21) days of appointment of the valuer as hereunder provided

      (e) If the Lessor and the Lessee cannot agree on the appointment of a valuer in accordance with sub-clause (c) then a valuer appointed by the President of the Australian Institute of Valuers and Land Economists - New South Wales Division (or its successor) registered so to act shall be appointed and shall be instructed to make a determination as to rent (including a statement as to how the determination was reached) within fourteen (14) days of his appointment and his decision shall be final and binding on the Lessor and Lessee.

      (f) Any valuer appointed in accordance with the foregoing provisions of this Clause 5.2.1 shall be deemed to be acting as an expert and not as an arbitrator and accordingly the provisions of the Commercial Arbitration Act, 1984 shall not apply

      (g) All costs incurred in the determination of the annual rent pursuant to this Clause shall be borne in equal shares by the Lessor and the Lessee.

2.5.2 C.P.I. Increase Review

On each of the dates nominated in item 3(b) of the Reference Schedule as CPI Review Dates the Annual Rental hereunder shall be increased to an amount per annum equal to the amount represented by R in the formula:

            R = A * (B/C)

      where:

      R means the annual rental payable for the period following the CPI Review Date.

      A means the annual rental payable for the period just ended at the relevant CPI Review Date.

      B     means the Index Number last published before the relevant CPT Review
            Date

      C means the Index Number last published before the commencement of the year immediately prior to the relevant CPI Review Date.

      Index Number means:

      a. The Consumer Price Index Sydney (All Groups) Number published from time to time by the Australian Bureau of Statistics; or

      b. If the Consumer Price Index is suspended or discontinued then the Index Number shall mean the New South Wales male basic wage applicable in the City of Sydney;

      c. If the system or the practice of the determination of the New South Wales male basic wage ceases then Index Number shall mean such index published at the date of this Lease and at the time of each variation of the rental by the Australian Bureau of Statistics which reflects fluctuations of the cost of living in Sydney and as may be agreed upon by the parties hereto or if the parties are unable to agree, as may be determined by the President of the Australian Institute of Valuers and Land Economists (Inc), New South Wales Division, or by some other person nominated by him, whose decision shall be conclusive and binding.

PROVIDED THAT nothing in this clause shall operate to reduce the rent payable hereunder.

2.5.3 Percentage Increase Rental Review

On each of the dates nominated in Item 3(c) of the Reference Schedule as Percentage Increase Review Dates the Annual Rental hereunder shall be increased to an amount per annum equal to the amount represented by R in the formula:

      R = A * (105/100)

      where;

      R means the annual rental payable for the period following the Percentage Increase Review Date.

      A means the annual rental payable for the period just ended at the relevant Percentage Increase Review Date.

      PROVIDED FURTHER nothing in this clause shall operate to reduce the rent payable hereunder.

PART 3

TERMINATION OR ABATEMENT ON DAMAGE

3.1 If the whole or any part of the Building shall be destroyed or damaged by fire, flood, lightning, storm, tempest or other disabling cause without any neglect or default on the part of the Lessee, its servants, agents or invitees so as to render the Demised Premises during the Term substantially unfit for the use and occupation of the Lessee or so as to deprive the Lessee of substantial use of the same, then:-

      (a) The Lessor shall have the option within ninety (90) days after such destruction or damage by notice in writing to the Lessee either to terminate the Lease if it is impracticable or undesirable to restore or rebuild the Demised Premises or to restore or rebuild the Building whether or not the Demised Premises are affected or not by such disabling cause The Lessor shall not be obliged to restore or rebuild the Demised Premises or the Building according to the former specifications so long as the total Floor Area of the Demised Premises is not less than the total Floor Area of the Demised Premises immediately prior to the damage or destruction and subject to the requirements of Council or other authority the location of the Demised Premises as altered is in substantially the same position as that of the Demised Premises immediately prior to the damage or destruction and with similar exposure and accessibility and the materials employed are not of inferior aesthetic appearance to the materials formerly used. In the event that the Lessor does not exercise its option within the ninety
            (90) day period, then the Lessee may by notice in writing to the Lessor terminate the Lease No liability shall attach to the Lessor or to the Lessee by reason of a termination pursuant to this Sub-clause but such termination shall be without prejudice to the rights of either party in respect of any antecedent breach or non-observance of any covenant, condition or provision of this Lease.

      (b) In the event that the Lessor elects to restore and rebuild the Demised Premises and has not commenced and continued the rebuilding or restoration within nine (9) months of the event of damage or destruction, then either the Lessor or the Lessee may by notice in writing to the other terminate this Lease and on the giving of such a Notice this Lease shall be at an end. No liability shall attach to the Lessor or to the Lessee by reason of a termination pursuant to this Sub-clause but such termination shall be without prejudice to the rights of either party in respect of any antecedent breach or non-observance of any covenant, condition or provision of this Lease.

      (c) The Lessee shall during any period of restoration or rebuilding of the Demised Premises or of any part of the Building continue the operation of its business in the Demised Premises so far as it may be reasonably practicable for the Lessee to do so having regard to the nature and extent of the Lessee's business and the nature and extent of the damage sustained.

      (d) Upon the happening of any such damage or destruction as aforesaid, the rent (or a proportionate part according to the extent of damage sustained) for the period of reconstruction shall abate until the Demised Premises shall have been reinstated or made fit for use and occupation provided that notwithstanding anything in this Clause expressed or implied:-

            (i) rent shall not abate if the destruction or damage was caused or contributed to by the Lessee or any person claiming through or under the Lessee and the damage is not covered by insurance of the Building; and if the damage is covered by the insurance of the Building, the Lessee shall be liable for the amount, if any by which the rent is greater than the compensation provided under the policies of insurance;

            (ii) the aforesaid abatements shall only apply for so long as the Lessor is receiving the benefit of the policy of insurance or loss of rents required to be taken out by the Lessee pursuant to Clause 11.1(c) of this Lease.

      (e) In the event of any dispute arising out of this Clause, the same shall be referred to arbitration under the provisions of the laws for the time being in force in the State of New South Wales.

PART 4

RESUMPTIONS

4.1   (a)   In the event of the whole or any part of the Demised Premises being resumed or otherwise being permanently taken for public purposes by a competent authority with the effect that the Lessee's use of the Demised Premises is thereby adversely affected in a material manner, then the Lessee may by notice in writing to the Lessor terminate this Lease and on the giving of such a notice this Lease shall be at an end. No liability shall attach to the Lessor or to the Lessee by reason of a termination pursuant to this Sub-clause but such termination shall be without prejudice to the rights of either party in respect of any antecedent breaching or non-observance of any covenants, conditions or provision of this Lease and without prejudice to the right of the Lessee to claim compensation from the resuming authority for the injurious affection suffered by the severance of the resumed part of the Demised Premises from the remainder thereof.

      (b) In the event of the whole or any part of the Demised Premises being resumed or otherwise taken for public purposes by a competent authority and the Lessee gains no right to terminate or refrains from exercising the right to terminate in accordance with Sub-clause
            (a), then as from and including the date of such resumption or other taking and for so long as that resumption or other taking detrimentally affects the Lessee's use of the Demised Premises, the Lessee shall not be entitled to an abatement of rent unless the Lessor otherwise agrees.

PART 5

USE OF PREMISES

5.1 Permitted Use

The Lessee shall not without the prior written consent of the Lessor, use or permit to be used the Demised Premises for any purpose other than for the purpose specified in Item 4 of the Reference Schedule nor trade under any business name or names not previously approved by the Lessor and will not use or permit to be used the Demised Premises for any purpose or purposes which are prohibited by the zoning of the Land or which are not approved by the relevant local government authority or is prohibited by any statute, ordinance, proclamation, order or regulation, present or future.

5.2 No Noxious Use

The Lessee will not permit any noxious, immoral, noisome, offensive or illegal art, trade, business, occupation or calling at any time during the Term to be exercised, carried on, permitted or suffered in or upon the Demised Premises and the Lessee will not permit any act, matter or thing whatsoever at any time during the Term to be done in or upon the Demised Premises which shall or may cause annoyance, nuisance, grievance, damage or disturbance to other persons and without limiting the generality of the foregoing, will not permit or suffer the escape of excessive pollution emissions of whatsoever nature in or from the Demised

Premises and will in this respect comply with all directions and requirements of the Lessor, the State Pollution Control Commission, the Department of Industrial Relations, the Department of Environment and Planning, the Water Board and any other responsible authority.

5.3 Use of Appurtenances

The Lessee shall not use or permit to be used the Appurtenances for any purpose other than those for which they were constructed and shall not place or permit to be placed therein any sweepings, rubbish, rags or other deleterious substances.

5.4 Drains and Wastes

The Lessee shall keep and maintain the waste pipes, drains and conduits originating in or connected to the Demised Premises in a clean, clear and freeflowing condition.

5.5 Interference with Services

The Lessee shall not interfere with any drains, water supply, gas, electrical, plumbing or other services in the Building or in the Demised Premises.

5.6 Holing of Walls

The Lessee shall not cut, make holes in, mark, deface, drill or damage nor suffer to be cut, holed, marked, defaced, drilled or damaged the Appurtenances, walls, ceilings or floors of the Demised Premises or the Building without the prior written consent of the Lessor, which consent shall not be unreasonably withheld provided that the Lessee will reinstate any such Appurtenances, walls ceilings or floors at the end of the term to their condition at the commencement of this Lease.

5.7 Public Address System

The Lessee shall not erect, operate or place or permit to be erected, operated or placed in the Demised Premises or the Building any radio or television receiver, loud speaker, amplifier or other similar device, without the prior consent in writing of the Lessor, which consent shall not be unreasonably withheld provided that the premises are reinstated at the end of the term to their condition at the commencement of this Lease and provided that no nuisance resulting from any such device is caused to any other occupant of the building.

5.8 Cleaning

The Lessee will during the Term at its own cost cause the Demised Premises to be cleaned by a contractor nominated by the Lessor in a proper and workmanlike manner to the reasonable satisfaction of the Lessor and from time to time will remove and take away or cause to be removed or taken away from the Demised Premises all refuse in accordance with the requirements of the local council or other responsible authority and of the Lessor.

5.9 Location of Refuse

The Lessee shall not permit any garbage, refuse, rubbish containers or other waste materials to be in any place where they may be visible from the Common Areas.

5.10 Removal of Wet Refuse

The Lessee shall at its own cost cause any wet refuse to be removed daily from the Demised Premises.

5.11 Removal of Other Refuse

The Lessee shall at its own cost cause to be removed from the Demised Premises from time to time all packing materials, cartons, containers and other waste materials of every description.

5.12 Overloading of Floors

The Lessee shall observe the maximum floor loading weights as determined by the Lessor and shall not permit the floors of the Demised Premises to be broken, strained or damaged by overloading the same in any manner howsoever.

5.13 Inflammable Substances

The Lessee shall not bring upon or store in the Demised Premises any explosive or any inflammable or corrosive fluids or chemicals.

5.14 Installation of Machinery

The Lessee will not bring upon the Demised Premises any heavy, noisy or vibrating machinery or other plant, fittings or equipment (including safes) without the prior written consent of the Lessor and in no event shall any such machinery, plant, fittings or equipment be of such nature or size as to cause any structural or other damage to the floors or walls or any other parts of the Demised Premises or the Common Areas and the Lessor may direct the routing, installation and location of all such machinery, plant, fittings and equipment and the Lessee shall observe and comply with all such directions.

5.15 Light and Air

The Lessee shall not at any time do or permit to be done anything whereby any of the skylights, ventilators and windows reflecting or admitting light or air into the Building or the Demised Premises are covered or obstructed.

5.16 Animals

The Lessee shall not keep nor permit to be kept any animals or birds in the Demised Premises or the Building.

5.17 Disposal of Rubbish

The Lessee shall not throw nor permit any person to throw any matter or thing out of the windows or doors or down any shafts, passages or skylights of the Building or anywhere into the Common Areas.

5.18 Notice of Damage

The Lessee shall advise the Lessor promptly in writing of any damage sustained to or defect of the Demised Premises or of the defective operation of any of the Fire Equipment, Air Conditioning Equipment, lifts, escalators or Appurtenances (if any).

5.19 Fittings and Fixtures

The Lessee shall at its own expense fit out the Demised Premises with the machinery, fittings and fixtures necessary for the business of the Lessee in a safe manner and will keep such machinery, fittings and fixtures in good repair and condition and properly stocked and attended to. The Lessee shall at its own cost keep and maintain its machinery, fittings and fixtures in and about the Demised Premises in good and efficient working order and condition.

5.20 Display Windows

The Lessee shall keep the display windows (if any) in the Demised Premises in a thorough state of cleanliness and dressed at all times and shall keep the same electrically lighted at all times when the Building is open. "Display windows" include those parts of the interior of the Demised Premises used for the display of merchandise and visible from the Common Areas.

5.21 Glass and Signs

The Lessee shall promptly and at its own cost repair or replace all broken cracked or damaged glass and signs in or about the Demised Premises.

5.22 Doors, Locks and Windows

The Lessee shall at its own cost keep and maintain the gates, shutters, doors locks, windows and window fittings of the Demised Premises in good and efficient working order and condition and at the termination of the Lease shall deliver to the Lessor all keys to the Demised Premises.

5.23 Bulbs, Tubes and Illuminated Signs

The Lessee shall at its own cost promptly replace all broken or faulty light bulbs, tubes and all associated fittings in or about the Demised Premises.

5.24 Roof and External Walls

The Lessor shall at its own expense keep and maintain the roof and external walls of the Building containing the Demised Premises in a good state of repair.

5.25 Painting of Interior

The Lessee shall at its own cost paint in a proper and workmanlike manner those parts of the Demised Premises which have at any time previously been painted at least once in every period of six (6) years and in any event during the last year of the Term of the Lease with not less than two (2) coats of first quality paint in the original colours thereof or in such other colours as may be approved of in writing by the Lessor and the Lessee shall produce receipts or such other evidence of painting in accordance with this covenant as the Lessor may reasonably require upon demand.

5.26 Inspection by Lessor

The Lessor may by itself or its agents and with or without workmen and others at all reasonable times upon reasonable notice except in case of emergency enter upon and view the state of repair of the Demised Premises and leave upon the Demised Premises a notice in writing requiring the Lessee to carry out any repairs or maintenance which are the responsibility of the Lessee under the Lease and the Lessee shall forthwith repair any defects in accordance with the terms of the Lease.

5.27 Requirements of Public Authorities

The Lessee will insofar as it is possible for the Lessee forthwith comply with all statutes, ordinances, proclamations, orders and regulations present or future affecting or relating to the Demised Premises or the use thereof and with all requirements which may be made or notices or orders which may be given by any governmental, semi-governmental, city, municipal, health, licensing or any other authority having jurisdiction or authority in respect of the Demised Premises or the use thereof, PROVIDED THAT this covenant shall not impose on the Lessee any obligation in respect of any structural maintenance replacement or repair except where same is rendered necessary by any act, neglect, default or omission on the part of the Lessee or by the Lessee's use or occupancy of the Demised Premises.

5.28 Pest Control

The Lessee will take all reasonable precautions to keep the Demised Premises free of rodents, vermin, insects, pests, birds and animals and in the event of failing so to do will if so required by the Lessor but at the cost of the Lessee employ from time to time or periodically pest exterminators approved of by the Lessor (such approval not to be unreasonably withheld).

5.29 Infectious Illness

The Lessee will in the event of it becoming aware of any infectious illness occurring in the Demised Premises forthwith give notice of that illness to the Lessor and to the proper public authorities and at the expense of the Lessee will thoroughly fumigate and disinfect the Demised Premises to the satisfaction of the Lessor and relevant public authorities and otherwise comply with their lawful requirements in regard to the same.

5.30 Notice of Defects

Upon it becoming aware of the same, the Lessee will give to the Lessor prompt notice in writing of any accident to or defect or want of repair in any services to the Demised Premises and of any circumstances relative to the Demised Premises likely to be or to cause any danger, risk or hazard to the same or to any person.

5.31 Exterior Signs

The Lessee will not without the prior approval in writing of the Lessor (such approval to be in the Lessor's absolute discretion) erect, display, affix or exhibit on to the exterior of the Building or any part of the interior thereof or any part of the Demised Premises any signs, lights, embellishments, advertisements, television or wireless antenna or mast, awning or canopy, names, notices, partitions, furniture, fixtures, fittings or other items visible from outside the Demised Premises and shall make good all damage so caused and upon the termination of the Term shall remove all such signs, advertisements, embellishments, any partitions, furniture, fixtures, fittings or other items and make good any damage caused to the Demised Premises or the Building.

For avoidance of doubt and without limiting the foregoing, the Lessee shall not without the prior written approval of the Lessor (such approval to be in the Lessor's absolute discretion) erect, display or fix to the facade of the Building or in the immediate vicinity thereof, any blinds, curtains, screens or any other item which may obscure the facade of the Building or in any manner is visible from the exterior of the Building.

5.32 Auctions

The Lessee shall not without the prior written consent of the Lessor which consent may be withheld at the absolute discretion of the Lessor use or permit or suffer any other person to use the Demised Premises for any auction bankrupt or fire sale.

5.33 Pick Up and Delivery

The Lessee shall not permit trade vehicles while being used for delivery and pick up of merchandise to be driven parked or stopped at any place or time within the Building except such place or places and at such time or times as the Lessor may specifically allow.

5.34 Easements etc.

The Lessor shall be entitled for the purpose of the provision of support of structures hereafter erected on or from adjoining lands or of services (including water, drainage, gas and electricity supply and telephonic and electronic communication services) to grant easements or enter into any arrangement or agreement with any of the owners, lessees, tenants or occupiers or others interested in any land adjacent or near to the Demised Premises or with any public authority as the Lessor thinks fit and it may likewise for such aforesaid purpose dedicate land or transfer grant or create any easement privilege or other right in favour of such parties or in favour of any such adjoining or neighbouring land or any public authority over or affecting the Demised Premises and this Lease shall be deemed to be subject to any such agreement, arrangement, right, easement or privilege. Notwithstanding the reservation contained in this Clause, the Lessor in the exercise of the rights herein conferred shall not dedicate land or transfer, grant or create any easement privilege or other right to any other person which shall substantially and permanently derogate from the enjoyment of rights conferred on the Lessee by this Lease.

PART 6

ASSIGNMENT

6.1 Restrictions on Assignments, Etc.

The Lessee will not during the continuance of this Lease assign, transfer, demise, sublet, part with or share the possession of, or grant any license affecting or mortgage, charge or otherwise encumber or deal with the Lessee's interest in the Demised Premises or by any act or deed procure any of the foregoing other than as hereinafter set out:-

      (a) Any assignment or transfer shall be deemed not to be a breach of the foregoing provisions of this Clause if prior thereto the Lessee either has not committed any default under this Lease or has committed a default under this Lease which has been waived or excused or remedied and if prior thereto:-

            (i) the Lessee has proved to the reasonable satisfaction of the Lessor that the proposed assignee or transferee (hereinafter called the "Ingoing Lessee") is a respectable responsible and solvent person of sound financial standing capable of carrying on the business carried on by the Lessee on the Demised Premises and, if required by law, has obtained the prior written approval of the relevant local authority to its proposed use of the Demised Premises;

            (ii) the Ingoing Lessee has entered into a covenant with the Lessor in the form required by the Lessor that he will duly perform and observe the covenants and agreements on the Lessee's part contained in this Lease;

            (iii) the Ingoing Lessee has furnished the Lessor with such guarantee or guarantees of the performance of his obligations under this Lease as the Lessor reasonably requires;

            (iv) the Lessee has entered into a deed in the form required by the Lessor under which the Lessee releases the Lessor from all claims against the Lessor in respect of, or in any way arising from, this Lease; and

            (v) the Lessee has paid all reasonable fees and expenses incurred by the Lessor in connection with the investigation of the proposed Ingoing Lessee and otherwise relating to the proposed assignment. * Following such assignment or transfer, the Lessor shall enter into a deed in the form reasonably required by the Lessee under which the lessor releases the Lessee who has assigned or transferred as aforesaid (but not the in-going lessee) from all claims against the Lessee in respect of or in any way arising from this lease by reason of any act or omission occurring after the date of the assignment or transfer.

      (b) For the purpose of this Clause any change in the shareholding of the Lessee (if a company) altering the effective control of the Lessee from that existing at the date of commencement of this Lease or (in the case of an assignee) from that existing at the date of the assignment of this Lease to that Lessee shall be deemed an assignment of this Lease.

      (c) For the purposes of this Clause any change in the ownership of a majority of the units in a trust (if any) of which the Lessee is the trustee from that existing at the date of commencement of this Lease (or, in the case of an assignee from that existing at the date of the assignment of this Lease to that Lessee) shall be deemed an assignment of this Lease. PROVIDED THAT this provision will not apply to any license or sublease to Transmedia Europe Inc ("Transmedia Europe") or Transmedia Asia Pacific Inc ("Transmedia Asia") or any corporation in which Transmedia Europe or Transmedia Asia directly or indirectly hold a shareholding of more than 40% (and including any corporation which results from a merger of Transmedia Europe and Transmedia Asia).

PART 7

MAINTENANCE, REPAIR, ALTERATIONS, ETC.

7.1 Repair of Demised Premises

The Lessee shall at its own cost during the whole of the Term and for so long as the Lessee may remain in possession or occupation of the Demised Premises when, where and so often as need be maintain, replace, repair and keep the whole of the Demised Premises and Appurtenances in good and substantial repair, working order and condition (having regard to their condition at the commencement of the Lease), damage by explosion, earthquake, aircraft, riot, civil commotion, fire, flood, lightning, storm, tempest and reasonable wear and tear, Act of God and war damage only excepted unless any insurance moneys are irrecoverable by the Lessor through the neglect, default or misconduct of the Lessee, its servants, agents, contractors, other invitees and persons claiming through the Lessee and in such repair, order and condition (except as aforesaid) the Lessee shall peaceably surrender and yield up to the Lessor the whole of the Demised Premises at the expiration or sooner determination of the Lease.

7.2 The Lessee shall, without affecting the generality of Clause 7.l, at the Lessees expense:-

      (a) paint the Demised Premises as required by Clause 5.25 herein and in addition, at the expiration of the Term, paper or otherwise appropriately treat with materials and to standards reasonably determined by the Lessor such parts of the Demised Premises which have or ought to have been so papered or treated;

      (b) keep the equipment of the Lessee maintained, clean and in good order and repair and keep in good condition all fittings, plant, furnishings and equipment of the Lessee;

      (c) make good any breakage, defect or damage to the Demised Premises or its Appurtenances, the Building or to any adjoining premises or any facility or appurtenance thereof occasioned by want of care, misuse or abuse on the part of the

            Lessee, its servants, agents, contractors, other invitees and persons claiming through the Lessee or otherwise occasioned by any breach or default by the Lessee hereunder or under any rules or regulations hereto;

      (d) keep such of the standard carpets and floor coverings in the Demised Premises and such of the blinds and curtains therein (if any) as are supplied by the Lessor in good and tenantable repair and condition, reasonable wear and tear excepted, and the Lessor shall not be liable for any damage done thereto arising from use in any way inconsistent with the occupation of the Demised Premises for the use hereinbefore permitted and/or the neglect, default or misconduct of the Lessee or of any servant, agent, contractor or other invitee of the Lessee or any person claiming through the Lessee;

      (e) where the Demised Premises are used for retail purposes, when and so often as need shall be maintain, repair and keep the shop front, doors and windows in good and substantial repair, working order and condition.

7.3 Alterations

The Lessee shall not without the previous consent in writing of the Lessor make or suffer or permit to be made any alterations or additions to or redecorate or paint the Demised Premises or its Appurtenances (including but without limiting the generality hereof the partitions and floor coverings), such consent not to be unreasonably with-held.

7.4 Partitioning

      (a) The Lessee shall use internal partitions within the Demised Premises only of such standard as to type, quality, colour and size as the Lessor shall decide and which shall be installed in the Demised Premises by a builder approved of by the Lessor under the supervision of an architect approved by the Lessor and the Lessee covenants not to make any additions or alterations to the partitions except according to the said standards and supervision and with the prior approval in writing of the Lessor all such approvals not to be unreasonably withheld.

      (b) The cost of internal partitions within the Demised Premises and the cost of installation thereof including all doors, vents, glass and other items included in or incidental to the same and the cost of all additional lights and power outlets and switches and telephone outlets and alterations and/or additions to the air conditioning and/or sprinkler installations or fire alarm systems which may be required by law and/or by reason of the position of any such partitions or the particular requirements of the Lessee together with all architect's and other consultant's fees incurred in connection with the same shall be borne by the Lessee.

      (c) Such partitions shall be and remain the property of the Lessee who shall be responsible for all maintenance and insurance thereof and if so required by the Lessor such partitions shall be removed by the Lessee from all parts of the Demised Premises vacated by the Lessee at or prior to the expiration of the Lease and in default thereof the Lessor may at the expense of the Lessee remove and dispose of the same provided that any such partitions not so removed by the Lessee by that date shall become the property of the Lessor and all damage done to the Demised Premises by reason of such removal aforesaid shall be made good by the Lessee and if the Lessee fails so to do the Lessor may make good all such damage at the expense of the Lessee.

7.5 Lessor May Enter to Repair

The Lessor shall have the right for itself and all those authorized by it upon reasonable notice (except in case of emergency when no notice shall be required) and at all reasonable times to carry out any works or make any repairs, alterations or additions to, and to enter upon all or any part of the Demised premises, and to use the same for the purpose of effecting or carrying out any repairs, alterations or additions or other work which the Lessor may consider necessary or desirable to any part of the Building or any buildings adjacent thereto from time to time.

7.6 Default in Repairing

In default of the Lessee repairing any defect according to reasonable notice including such notice under Part 5.26 herein the Lessor by itself and/or those authorized by it may enter the Demised Premises and execute at all reasonable times all or any of the required repairs as the Lessor may think fit, and in addition to the Lessor's other remedies, recover from the Lessee the cost of such repairs as the Lessee ought to have effected, including all sums paid on account of any insurance; indemnities or compensation under the Worker's Compensation Act or otherwise with respect thereto.

7.7 Requirements of Public Authorities

Without prejudice to the obligations of the Lessee under this Lease, the Lessor by itself and all those authorized by it may enter the Demised Premises at all reasonable times upon reasonable notice except in case of emergency with workmen and others and all necessary materials and appliances for the purpose of complying with the terms of any present or future legislation affecting the Demised Premises or the Building or of any notice by any authority having jurisdiction or authority over or in respect of the Demised Premises or the Building in respect of the destruction of insects, rodents or other pests or for the carrying out of any repairs, alterations or works (including the provision of air conditioning, sprinklers, lighting, power, telephone and other services to the Lessee and other lessees of the Building for which purpose the Lessor may from time to time require access to the service ducts, walls, floors and ceilings and the Demised Premises) and also for the purpose of exercising the powers and authorities of the Lessor hereunder. In exercising its rights under this Clause, the Lessor shall ensure that as little disturbance as possible is caused to the Lessee in its use of the Demised Premises.

PART 8

AIR CONDITIONING, LIFTS, ETC.

8.1 Where any Air Conditioning Equipment is provided or installed in the Building or the Demised Premises by the Lessor:-

      (a) the Lessor shall use reasonable endeavors to keep the Air Conditioning Equipment working and reasonably available for the use of the Lessee (delays or stoppages due to repairs, maintenance, accidents, strikes or other unavoidable causes beyond the Lessor's control excepted);

      (b) the Lessee will at all times comply with and observe the reasonable requirements of the Lessor in relation to the Air Conditioning Equipment and will not do or permit or suffer to be done anything in relation to the same or otherwise in relation to the use or ventilation of the Demised Premises which might interfere with or impair the efficient operation of such Air Conditioning Equipment in the Demised Premises or the Building; and

      (c) subject to the Lessor providing quiet enjoyment to the Lessee should the Air Conditioning Equipment for the time being installed in the building or the Demised Premises fail to function for any reason the Lessee shall not by reason of any such failure be entitled to terminate this Lease nor shall the Lessee have any right of action or claim for compensation or damages against the Lessor in respect thereof.

8.2 The Lessor shall endeavor to keep the lift(s) and/or escalators (if any) in the Building operable at all times and shall otherwise endeavor to keep the lift(s) and/or escalators working and in good order and repair and reasonably available for the use of the Lessee (always excepting delay and stoppage due to repairs, maintenance, accident, strikes or other unavoidable causes beyond the Lessor's control).

8.3 Subject to the Lessor providing quiet enjoyment to the Lessee, should the lift(s) and/or escalators fail to operate for any reason, the Lessee shall not by reason of any such failure be entitled to terminate the Lease nor shall the Lessee have any right of action or claim for compensation or damages against the Lessor in respect thereof.

PART 9

ELECTRICITY AND OTHER SERVICES

9.1 The Lessee will make its own arrangements for the supply of electricity to and the installation of telephone and like services in the Demised Premises.

9.2 The Lessee will duly and punctually pay all charges for electricity, telephone, excess water or water separately metered and supplied to the Demised Premises.

9.3 The Lessee will duly and punctually pay all its trade creditors and others supplying it with goods or services during the Term.

9.4 Should the Lessee make default in the payment of any of the charges or accounts herein before referred to, then the Lessor may at its option pay the same and recover any amounts so paid as if the same were overdue rent.

PART 10

OPTION FOR RENEWAL

10.1 If the Lessee shall desire to take a new lease of the Demised Premises for a further term or terms as specified in Item 5 of the Reference Schedule from the expiration hereof and prior to such expiration gives to the Lessor not less than three (3) months notice in writing thereof and shall during the Term have duly and punctually paid the rent reserved by this Lease at the proper times thereof and shall during such Term have strictly observed and performed the covenants and conditions and agreements on the part of the Lessee contained in this Lease, then the Lessor will at the cost of the Lessee grant to the Lessee a renewed lease of the Demised Premises for a further term as specified in Item 5 of the Reference Schedule from the expiration hereof at the rent stated in a revised Reference Schedule. The Lease for the further term shall otherwise contain the same terms and conditions mutatis mutandis as are herein stated except that:-

      (a)   this present covenant for renewal shall be omitted;

      (b) the Reference Schedule shall be duly amended to incorporate the new rent, rent review dates and amount of bank guarantee, etc. The rent payable during the first year of the renewed term shall be the then current market rental of comparable premises demised irrespective of the use thereof according to the terms of this Lease (except excluding Clause 5.1 hereof relating to the use of the Demised Premises) as between a willing lessor and a willing lessee having regard to the Demised Premises offered, the provision of parking facilities (if any), the terms other than rental and all matters then relevant to the determination of such rental including but without in any way limiting the generality of the foregoing the Lessee's obligations (if any) to contribute to the additional amounts referred to in Clause 2.2 and subject to the following provisions of this Part the amount so determined shall be the annual rent payable by the Lessee from the commencement of the renewed term PROVIDED THAT nothing in this clause shall operate so as to reduce the rent payable hereunder.

            (i) The Lessor shall notify the Lessee in writing of the annual rent which the Lessor considers is the current market rent of the Demised Premises and the Lessee shall have thirty (30) days from the date of receipt of such notice from the Lessor within which the Lessee may notify the Lessor in writing as to whether it disputes the current market rent determined by the Lessor as aforesaid. Should the Lessee not so notify the Lessor that it disputes the Lessor's assessment of the current market rent then the Lessee will be deemed to have accepted the Lessor's assessment of the current market rent as aforesaid and the Lessors assessment of the current market rent shall be the annual rent payable from the commencement of the renewed term.

            (ii) In the event that the Lessee disputes the Lessor's assessment of the current market rent as aforesaid, such current market rent shall be determined by a valuer of the Australian Institute of Valuers & Land Economists - New South Wales Division (or its successor) registered so to act, agreed upon by the Lessor and the Lessee and such appointment shall be made within twenty-one (21) days of receipt of the notice by the Lessor from the Lessee that the Lessee disputes the Lessor's assessment of the current market rent.

            (iii) The Lessor and the Lessee instruct any valuer appointed in accordance with the provisions of this Clause to make a determination as to rent (including a statement as to how the determination was reached) within twenty-one (21) days of appointment of the valuer as hereunder provided.

            (iv) If the Lessor and the Lessee cannot agree on the appointment of a valuer in accordance with sub-clause (ii) hereof then a valuer appointed by the President of the Australian Institute of Valuers and Land Economists -New South Wales Division (or its Successor) registered so to act shall be appointed to determine the rent and shall be instructed to make any such determination (including a statement as to how the determination was reached) within fourteen (14) days of his appointment and his decision shall be final and binding on the Lessor and Lessee.

            (v) Any valuer appointed in accordance with the foregoing provisions of this Clause 10.1 shall be deemed to be acting as an expert and not as an arbitrator and accordingly the provisions of the Commercial Arbitration Act, I984 shall not apply.

            (vi) All costs incurred in the determination of the annual rent pursuant to this Clause shall be borne in equal shares by the Lessor and the Lessee.

            (vii) The Lease for such extended term shall be prepared by the
                  Lessor's solicitors and the costs thereof and of obtaining any relevant consent thereto shall be borne by the Lessee.

10.2 If the Lessor shall sell the Land or the Building or otherwise dispose of the reversion of this Lease prior to the exercise of any option herein contained the Lessor may at its own expense procure from such purchaser or disponee a covenant in favour of the Lessee that such purchaser or disponee shall observe and be bound by the provisions of this part of the Lease and the execution and the delivery to the Lessee of any such covenants shall be accepted by the Lessee in full satisfaction and in discharge of the Lessor's personal obligation to the Lessee to grant any option.

PART 11

INSURANCE

11.1 The Lessee will:-

      (a) at its own expense insure and keep insured its plant, fittings fixtures and stock-in-trade contained in or about the Demised Premises to the full insurable value against loss or damage occasioned by fire, fire fighting activities, fusion, explosion, lightning, civil commotion, storm, tempest, earthquake, burglary and malicious damage and shall produce such insurance policy and the receipted premium notices to the Lessor upon demand;

      (b) at its own expense, effect and keep current at all times during the Term public risk insurance relating to the Demised Premises in the amount of fifteen million dollars ($15,000,000.00) or for such greater amount from time to time as the Lessor and Lessee may reasonably agree and failing agreement as the Lessor may reasonably require;

      (c) at its own expense effect and keep current during the Term, loss of rents insurance for a minimum of twelve (12) months for an amount of not less than the rent, rates, taxes and other amounts (including but not limited to any amounts payable under Clause 11.1 hereof), if any, payable under this Lease;

      (d) effect and keep current during the Term, an unlimited worker's compensation policy covering all persons employed by the Lessee including its servants, agents and invitees;

      (e) at its own expense, insure and keep insured for its full insurable value all glass in or about the Demised Premises against breakage.

11.2 The Lessee shall be deemed to have complied with its obligations in Clause 11 - 1 (a) if it procures a sub-lessee to effect such insurance on its behalf.

11.3 General Insurance Provisions, Damage to Demised Premises and Termination of Lease

All insurances referred to in Clause 11.1 above are to be effected in the joint names of the Lessor and Lessee with an insurer approved by the Lessor in writing (such approval not to be unreasonably withheld) and the Lessee shall punctually pay all premiums necessary for the purpose and whenever required will produce to the Lessor the policies of insurance and the receipt for the last premium.

11.4 Heating and Energy

The Lessee will not use or permit or suffer to be used any method of heating or lighting or supply of any other form of energy in or about the Demised Premises in contravention of any policy of insurance in respect of the Demised Premises.

11.5 Insurance Not to be Avoided

The Lessee will not at any time during the Term do, permit or omit or suffer to be done, permitted or omitted any act, matter or thing upon the Demised Premises or the bringing or keeping of anything therein whereby any insurance relating to the Demised Premises against damage by fire and other risks as aforesaid may be rendered void or voidable or whereby the rate of premium on any such insurance premiums shall be liable to be increased.

11.6 Fire Regulations

The Lessee will at all times and at its own cost comply with all regulations or requirements of any statutory authority and the proper requirements of any interested insurer in respect of sprinklers and other fire prevention equipment and installations (including alarms) in the Demised Premises.

11.7 Payment of Additional Premiums

The Lessee will from time to time as and when required by notice in writing from the Lessor forthwith pay all extra excess premiums of insurance on the improvements erected on the same and/or the contents of such improvements if any such extra excess premiums be required on account of extra risk caused by the use to which the Demised Premises are put by the Lessee.

11.8 Lessor as Attorney

The Lessor in its own name and as the Attorney for the Lessee in the name of the Lessee or otherwise shall be entitled to institute all or any proceedings against any insurer insuring the risks referred to in this Lease to recover from such insurer any amount for loss, damage or injury or other money payable under any indemnity in favour of the Lessor.

PART 12

INDEMNITIES

12.1 (a) The Lessee agrees to occupy and use the Demised Premises at the risk of the Lessee and hereby releases to the full extent permitted by law the Lessor from all claims and demands of every kind resulting from any accident, damage, death or injury occurring therein except where caused by the negligence of the Lessor, its servants and agents.

      (b) Without prejudice to the generality of the foregoing provisions, to the extent that any moneys paid to the Lessor out of insurances effected by the Lessor and/or Lessee do not fully indemnify the Lessor from and against all actions, claims, demands, notices, losses, damages, costs and expenses to which the Lessor shall or may be or become liable in respect of all or any of the matters referred to in paragraphs (i), (ii) and (iii) of this Sub-clause, the Lessee will indemnify and keep indemnified the Lessor from and against all actions, claims, demands, notices, losses, damages, costs and expenses to which the Lessor shall or may be or become liable in respect of all or any of the following;-

            (i) any loss or damage to property, or death or injury sustained, caused or contributed to by the use or occupation of the Demised Premises, not being caused by the negligence of the Lessor, its servants and agents;

            (ii) resulting from any act, neglect, default or omission by the Lessee hereunder and whether the same arises through any act, neglect, default or omission of the Lessee or any of its agents, contractors, servants, licensees, sub-lessees, invitees or any trespassers;

            (iii) resulting from any notice, claim or demand to pay, do or perform any act matter or thing to be paid, done or performed by the Lessee under this Lease except however to the extent that the Lessor shall be obliged under the provisions of this Lease to pay for or contribute to the cost of the same.

      (c) Without limiting the generality of Sub-clauses (a) and (b) (and notwithstanding that any such actions, claims, demands, losses, damages, compensation, costs, charges and expenses shall have resulted from any act or thing which the Lessee may be authorized or obliged to do under the Lease and notwithstanding that any time waiver or other indulgence has been given to the Lessee in respect of any obligation of the Lessee under the Lease) the Lessee will and does hereby indemnify the Lessor from and against all actions, claims, demands, compensation, losses, damages, costs (including solicitor and client costs and costs as between party and patty), charges and expenses for which the Lessor shall or may be or become liable in respect of or arising from any of the following:-

            (i) the negligent use, misuse, waste or abuse by the Lessee of the electricity, water and other services and facilities of the Demised Premises and the Building;

            (ii) overflow or leakage of water (including rain water) and other fluids in, into or from the Demised Premises having origin on or within the Demised Premises or caused or contributed to by any act or omission on the part of the Lessee,

            (iii) any damage to property, loss of life or injury to persons which may be suffered or sustained by the Lessee or any trespasser in or upon any portion of the Demised Premises (or in the case of the Lessee, the Building) whether in the occupation or control of the Lessor or of the Lessee or of any other person, except to the extent that the same is caused by negligence on the part of the Lessor, its contractors or employees;

            (iv) loss, damage or injury from any cause whatsoever to property or persons caused or contributed to by the use of the Demised Premises by the Lessee;

            (v) loss, damage or injury from any cause whatsoever to property or persons on or within or without the Demised Premises or the Building occasioned or contributed to by any act, omission, neglect, breach or default of the Lessee;

                  PROVIDED ALWAYS that the obligations of the Lessee under this Clause shall continue after the expiration or other determination of the Lease in respect of any act, deed, matter or thing happening before such expiration or determination.

PART 13

APPOINTMENT OF ATTORNEY

13.1 Attorney

The Lessee hereby irrevocably nominates, constitutes and appoints the Lessor and, if a company, each of the directors of the Lessor from time to time, jointly and each of them severally, to be the true and lawful attorneys and attorney of the Lessee on its behalf, and in its name as its act and deed from time to time if and when the Lessor shall think fit, for the purpose of giving full effect to any power of re-entry, to execute as the act and deed of the Lessee a surrender of the Lease in favour of the Lessor and to procure the registration of such surrender under the provisions of "The Real Property Acts" or any amendment thereof or substitution therefore provided always that the provisions of this Clause shall be deemed to come into force and the powers hereby conferred on the Lessor shall be exercised only if and when the power of re-entry or of determination of the Lease by the Lessor shall have become exercisable by reason of default on the part of the Lessee in the observance or performance of any of the covenants and conditions on its part herein contained or implied, conclusive evidence of which for the purpose of this Clause shall be a statutory declaration signed by the Lessor or, if a company, then by a secretary or manager or director thereof. The Lessee doth hereby covenant with the Lessor that on every transfer or sub-letting under or by virtue of the Lease the Lessee will at the expense of the Lessee obtain from the transferee or sub-lessee a Power of Attorney in favour of the Lessor in terms similar to this present Clause.

PART 14

QUIET ENJOYMENT, REMOVAL OF LESSEE'S FIXTURES AND HOLDING OVER

14.1 Quiet Enjoyment

The Lessee paying the rent hereby reserved and duly and punctually observing and performing the covenants, obligations and provisions in this Lease on the part of the Lessee to be observed and performed shall and may peaceably possess and enjoy the Demised Premises during the Term without any interruption or disturbance from the Lessor or any other person or persons lawfully claiming by, from or under the Lessor.

14.2 Removal of Lessee's Fixtures

The Lessee may at or prior to the determination of this Lease (and will if so required by the Lessor at or following the expiration or sooner determination of the Term) take, remove and carry away from the Demised Premises all fixtures, fittings, plant, equipment or other articles upon the Demised Premises in the nature of trade or Lessee's fixtures brought upon the Demised Premises by the Lessee but the Lessee shall in such removal do no damage to the Demised Premises or shall forthwith make good any such damage.

l4.3 Lessee's Fixtures Removed

If the Lessee does not remove and carry away any of its fixtures, fittings, plant, equipment and other articles or items at or immediately prior to the determination of this Lease (or within such further reasonable time as the Lessor may allow), the Lessor may at the expense of the Lessee remove and dispose of the same and any of such fixtures, fittings, plant, equipment and other articles or items not removed by the Lessee as aforesaid shall become the property of the Lessor. The Lessor may at the expense of the Lessee make good any damage to the Demised premises caused as a result of such removal and disposal.

14.4 Holding Over

      (a) In the event of the Lessee holding over after the expiration or sooner determination of the Term with the consent of the Lessor, the Lessee shall become a money lessee only of the Lessor at a rental payable monthly in advance, the first of such payments to be made on the day following the Termination Date and each of such payments to be at a fair market rent mutually agreed upon by the Lessor and the Lessee which shall not be less than the gross rent payable in the immediately preceding month. Such tenancy shall be determinable at any time by either party by giving one (1) month's notice in writing to the other party but otherwise shall be subject to the same covenants and conditions as herein contained or implied as are not inconsistent with a monthly tenancy and no holding over by the Lessee beyond the Term hereby created shall be construed as creating a tenancy from year to year.

      (b) In the absence of agreement, the fair market rent shall at the cost of the Lessee be determined by a registered valuer being a member of the Australian Institute of Valuers & Land Economists - New South Wales Division (or its successor) to be nominated by the Lessor and approved of by the Lessee but if not approved within seven (7) days such nomination to be made at the request of either party by the President or Acting President for the time being of that Institute.

      (c) The fair market rent shall be the rent which a willing lessor is prepared to accept from a willing lessee for the Demised Premises with vacant possession on the assumption that the same had been maintained in good and substantial repair.

      (d) The valuer determining the rent shall be deemed to be acting as an expert and not an arbitrator and his determination shall be final and binding on both parties.

      (e) The determination of the valuer shall be reduced to writing and a copy thereof signed by the valuer should be furnished to each party

PART 15

DEFAULT, TERMINATION

15.l Re-entry or Surrender

In the event that:-

      (a) any rent or any other moneys payable under this Lease remain unpaid for fourteen (14) days after the date appointed for payment of the same (although no formal or legal demand shall have been made therefor); or

      (b) the Lessee fails to perform or observe any one or more of the covenants or provisions on the part of the Lessee expressed or implied in this Lease unless their non-performance or non-observance has been waived or excused by the Lessor in writing; or

      (c) the Lessee being a corporation, any event occurring in relation to that corporation of the kind set out under the definition of "externally-administered body corporate" in Section 9 of the Corporations Law or the Lessee ceases to carry on business;

THEN, subject to Clause l5.6, in any one or more of such events the Lessor at any time thereafter but without prejudice to any other rights of the Lessor including but not limited to any claim which the Lessor may have against the Lessee in respect of any breach of the covenants and provisions in this Lease on the part of the Lessee to be observed or performed may:

(A)   (i)   without any prior demand or notice re-enter into and take possession of the Demised

            Premises or any part (by force if necessary) and eject the Lessee and all other persons whereupon the Lease shall be terminated; or

      (ii)  terminate the Lease by notice in writing to the Lessee; or

      (iii) by notice in writing to the Lessee convert the term of the Lease to a tenancy from month to month; and/or

(B)   sue the Lessee for damages suffered by !he Lessor notwithstanding that:-

      (i)   the Lessee may have abandoned or vacated the Demised Premises;
            and/or

      (ii)  the Lessor may have accepted the Lessee's repudiation; and/or

      (iii) the parties' conduct may constitute a surrender by operation of law; and/or

(C) declare that the several rentals provided for in the Lease for the then unexpired portion of the term are immediately due and payable and (if necessary) sue for and recover from the Lessee those rentals subject to the obligation to refund to the Lessee from the amount due and received any amount received from any other tenant of the Demised Premises during that unexpired portion of the term and any amount received from the Lessee by way of damages in respect of that default.

15.2 Essential Terms

Without prejudice to any other right or remedy of the Lessor contained or implied in this Lease, it is expressly agreed and declared that the covenants, terms and conditions by the Lessee contained or implied in:-

      (a)   Part 2 relating to payment of rent and Outgoings;

      (b)   Clause 5.1 relating to the use of the Demised Premises;

      (c)   Part 6 relating to Assignment, Sub-letting and Mortgages;

      (d)   Part 7 relating to Maintenance, Alterations, Repairs, etc.

      (e)   Clause l4.4 relating to Holding Over;

are (subject to the proviso hereinafter contained) essential and/or fundamental terms of this Lease the breach, non-observance or non-performance of any one or more of such covenants, terms or conditions shall be deemed to be a fundamental breach of the provisions of this Lease on the part of the Lessee to be observed and performed PROVIDED THAT the presence of this Clause in the Lease shall not mean or be construed as meaning that there are no other fundamental and/or essential terms in this Lease).

15.3 Acceptance of Rent

Demand or acceptance of rent by the Lessor after default by the Lessee under this Lease shall be without prejudice to the exercise by the Lessor of the powers conferred upon it by Clause 15.1 or any other right, power or privilege of the Lessor under this Lease and shall not operate as an election by the Lessor either to exercise or not to exercise any of such rights, powers or privileges

15.4 Lessor's Remedy of Lessee's Defaults

If the Lessee omits or neglects to pay any money or to do or effect anything which the Lessee has in this Lease covenanted to pay, do or effect then on each and every such occasion it shall be lawful for but not obligatory upon the Lessor and without prejudice to any rights or powers arising from such default to pay such money or to do or effect such thing by itself as if it were the Lessee and for that purpose the Lessor may enter upon the Demised Premises and there remain for the purpose of doing or effecting any such thing and without prejudice to the rights, powers and remedies of the Lessor otherwise under this Lease the Lessee will pay to the Lessor interest on any moneys due by the Lessee to the Lessor on any account whatsoever pursuant to this Lease but unpaid for fourteen (14) days such interest to be computed from the due date for the payment of the moneys in respect of which the interest is chargeable until payment of such moneys in full and be recoverable in like manner as rent in arrears. The rate of interest applicable shall be five
(5) percent above the rate as recorded from time to time by the Reserve Bank of Australia for overdrafts of $100,000.00 or if there be no such rate then the rate of fifteen percent (15%) per annum and such interest shall accrue and be calculated on a daily basis.

15.5 Yielding Up

The Lessee will forthwith upon the expiration of the Term or sooner determination of this Lease peaceably surrender and yield up to the Lessor the Demised Premises clean and free from rubbish and (except where the Term was terminated under Clause 3.l) in good and substantial repair and condition having regard to the age of what is being surrendered or yielded up) in all respects and as nearly as possible in the same condition as at the commencement of the Term reasonable wear and tear excepted or in the event of any part thereof having been replaced or renewed during the Term as nearly as possible in the same condition as at the date of such replacement or renewal having regard to the age thereof reasonable wear and tear only excepted.

15.6 Opportunity to Rectify Default

Notwithstanding anything express or implied in this Lease but subject to the provisions of Clause 15.4 and without prejudice to the provisions of Clause l5.2, the Lessor will not re-enter upon the Demised Premises or determine or forfeit or require a surrender of this Lease or the Term unless the Lessor shall have first given to the Lessee notice of breach, default or non-observance on which the Lessor relies in seeking to act as aforementioned PROVIDED ALWAYS that:-

      (a) in the case of a breach, default or non-observance remediable by payment of money, if the Lessee pays to the Lessor within fourteen
            (14) days of service of such notice all moneys necessary to remedy such breach, default or non-observance; or

      (b) in the case of a breach, default or non-observance remediable other than by the payment of moneys, if the Lessee within twenty eight
            (28) days of the service of such notice undertakes in writing to the Lessor to remedy the breach, default or non-observance and so remedies the same within a reasonable time having regard to the nature and extent thereof but in any event within three (3) months of the giving of such undertaking or such further time as may be agreed between the Lessor and the Lessee; or

      (c) in the case of a breach, default or non-observance which cannot be remedied, if the Lessee within twenty eight (28) days of the service of such notice pays or undertakes to pay and does in fact pay to the Lessor within three (3) months thereafter (or such further period as the Lessor shall determine in its absolute discretion) reasonable compensation to the satisfaction of the Lessor in respect of such breach, default or non-observance having regard to the nature and extent thereof;

      (d) in the case of a breach, default or non-observance which may or cannot be remedied or compensated but which rectification or compliance with or compensation for is waived by the Lessor; THEN the Lessor shall not be entitled to rely upon the breach, default or non-observance set out in the notice to the Lessee as a ground for re-entry, determination, forfeiture or requiring Surrender and the same shall be absolutely waived by the Lessor and this Lease shall continue in full force and effect as if no such breach, default or non-observance had occurred.

15.7  (a)   In the event that the Lessee's conduct (whether acts or omissions)
            constitutes a repudiation of the Lease or of the Lessee's obligations under any Lease covenants, the Lessee covenants to compensate the Lessor for the loss or damage suffered by reason of the repudiation or breach.

      (b) The Lessor shall be entitled to recover damages against the Lessee in respect of repudiation or breach of covenant for the damage suffered by the Lessor during the entire Term of this Lease.

      (c) The Lessor's entitlement to recover damages shall not be affected or limited by any of the following:-

            (i)   if the Lessee shall abandon or vacate the Demised Premises;

            (ii) if the Lessor shall elect to re-enter or to terminate the Lease;

            (iii) if the Lessor shall accept the Lessee's repudiation;

            (iv) if the parties' conduct shall constitute a surrender by operation of law.

      (d) The Lessor shall be entitled to institute legal proceedings claiming damages against the Lessee in respect of the Term, including the periods before and after the Lessee has vacated the Demised Premises, and before and after the abandonment, termination, repudiation, acceptance of repudiation or surrender by operation of law referred to in Sub-clause (c), whether the proceedings are instituted either before or after such conduct.

      (e) In the event of the Lessee vacating the Demised Premises, whether with or without the Lessor's consent, the Lessor shall be obliged to take reasonable steps to mitigate his damages and to endeavor to lease the Demised Premises at a reasonable rent and on reasonable terms. The Lessor's entitlement to damages shall be assessed on the basis that the Lessor should have observed the obligation to mitigate damages contained in this Sub-clause. The Lessor's conduct taken in pursuance of the duty to mitigate damages shall not by itself constitute acceptance of the Lessee's breach or repudiation or a surrender by operation of law.

PART 16 MISCELLANEOUS

16.1 Exclusion of Warranties

The Lessee acknowledges and declares that no promise, representation warranty or undertaking has been given by or on behalf of the Lessor in respect to the suitability or adequacy of the Demised Premises for any purpose of the Lessee including but without limiting the generality thereof any business to be carried on in the Building and to the full extent permitted by law all promises, representations, warranties or undertakings as to suitability and as to adequacy which may be implied by law are expressly negatived.

16.2 Waiver

No waiver by the Lessor of one breach by the Lessee of any obligation on its part contained in this Lease shall operate as a waiver of another breach of the same or of any other obligation contained in this Lease.

16.3 No Premium

Save as herein contained, no other consideration has been or is to be paid to the Lessor hereunder by the Lessee or any other person.

16.4 Lessee Not to Cause Rent Reductions

The Lessee will not without the written consent of the Lessor by any act, matter or deed or by any failure or omission impair, reduce or diminish directly or indirectly the rent hereby reserved or impose or cause or permit to be imposed on the Lessor any liability of the Lessee under or by virtue of this Lease even though entitled so to do whether by statute, ordinance, proclamation, order, regulation or moratorium present or future) or otherwise.

16.5 Notices

All demands, requisitions, consents, elections or notices must be in writing and may be given to or served upon the Lessee or Lessor by being left at their respective registered office or principal place of business in the State or place in which the head office or Demised Premises (in the case of the Lessee) respectively are situated or by being posted in a prepaid and certified letter addressed to the Lessor or Lessee at such office or principal place of business or the Demised Premises. Any demand, requisition consent, election or notice may be signed by the Lessor or Lessee or on its behalf by the Solicitor, the Secretary or other authorized officer for the time being of the Lessor or Lessee respectively.

16.6 Non-Merger

None of the terms or conditions of this Lease nor any act, matter or thing done under or by virtue of or in connection with this Lease or any other agreement between the parties shall operate as a merger of any of the rights and remedies of the parties in or under this Lease or in or under any such other agreement all of which shall continue in full force and effect

16.7 Supply Failure

The Lessor will not be under any liability for any loss, injury or damage sustained by the Lessee or any other person at any time as a result of or arising in any way out of the failure of the electricity or water supply or any other services or facilities enjoyed by the Lessee in conjunction with the Demised Premises.

16.8 Moratorium

Unless application is mandatory by law, no statute, ordinance, proclamation, order, regulation or moratorium present or future shall apply to this Lease so as to abrogate, extinguish, impair, diminish, fetter, delay or otherwise prejudicially affect any rights, powers, remedies or discretions given or accruing to either the Lessor or the Lessee.

16.9 Consents

In any case where pursuant to this Lease the doing or execution of any act, matter or thing by the Lessee is dependent upon the consent or approval of the Lessor, such consent or approval may be given conditionally or unconditionally or withheld by the Lessor in its absolute, uncontrolled discretion unless otherwise herein provided.

16.10 Entry and View

The Lessee will at all reasonable times during the Term on being given not less than 48 hours written notice by the Lessor except in the case of emergency permit the Lessor and any person having any estate or interest in the Demised Premises superior to or concurrent with the Lessor to exercise the Lessor's powers to enter and view the Demised Premises and to carry out repairs, renovations, maintenance and other work thereon and otherwise to exercise or perform their lawful rights or obligations in regard thereto.

16.11 Benefit of Covenants

In the event of a person other than the Lessor becoming entitled to receive the rents hereby reserved either by operation of law or otherwise, the Lessee agrees that such person shall have the benefit of all covenants and agreements on the part of the Lessee under this Lease and the Lessee at the cost of the Lessor will enter into such covenant with such other person in that regard as the Lessor may reasonably require.

16.12 Lessee Not to Prejudice Superior Estate

No act, matter or thing whatsoever shall at any time during the Term be done or permitted by the Lessee which might prejudice or give ground for the determination of the estate or interest of the Lessor in the Demised Premises or render the Lessor liable or increase the amount payable under or the extent of the Lessor's liability under any lease mortgage, security, charge, encumbrance over or under any other instrument, document or obligation binding the Lessor in respect of the Demised Premises or any part thereof or otherwise prejudice the rights of the Lessor in respect of the same.

16.13 Method of Heating or Air Conditioning

The Lessee shall not heat or air condition the Demised Premises without the prior written consent of the Lessor and then only in the manner approved by the Lessor and at the Lessee's sole expense. Where the Demised Premises are air conditioned, the Lessee shall use the equipment at all times when conditioned air or condenser water is available for being reticulated in adequate quantities and when the Demised Premises are open for business.

16.14 Interference with Equipment

The Lessee shall not interfere with the Air Conditioning Equipment or the Fire Equipment or the lifts or escalators, if any, or permit it or them to be interfered with in any manner howsoever.

16.15 Disconnection of Faulty Air Conditioning Equipment

If the Lessor is of the opinion that the Air Conditioning Equipment is not functioning correctly, the Lessor may without incurring any liability to the Lessee shut off or divert to other parts of the Building supplies of condenser water or conditioned air until the fault (if any) is rectified. The Lessor shall not in any circumstances be liable to the Lessee for any inconvenience, damage or loss which the Lessee may suffer by reason of any shutting off, diversion, faulty operation or diversion of the Air Conditioning Equipment

l6.l6 Access to Contractors

The Lessee shall at all times permit any authorized persons access to the Demised Premises to inspect, service, maintain and repair the Air Conditioning Equipment, lifts, escalators and Fire Equipment

16.17 Costs

The Lessee shall pay the Lessor's legal costs of and incidental to this Lease including all disbursements, registration fees and stamp duty, Financial Institutions Duty, Bank Account Debit Tax or duty or tax of any other kind (other than income tax), costs of obtaining the consent to this Lease of any relevant party which may now or hereafter be payable as a result of this Lease and all costs, charges and expenses including solicitor/client costs for which the Lessor shall become liable in consequence of or in connection with any breach or default by the Lessee in performance or observance of any of the terms, covenants and conditions of this Lease or any renewal thereof or otherwise in connection with the Lessor's occupation of the Demised Premises

16.l8 To Let Notices

At all times during the last three (3) calendar months of the Lease Term the Lessee will allow the Lessor to display on or in the Demised Premises a notice advising that the premises will be available for leasing and will not permit the removal, damage or defacing of that notice and will allow the Lessor to conduct prospective future lessees through the Demised Premises to enable them to view the same provided that in exercising its right hereunder the Lessor shall cause as little interference as possible to the conduct of the Lessee's business.

l6.19 Overloading

The Lessee shall not install any electrical equipment in or about the Demised Premises that overload the cables or boards or sub-boards through which electricity is conveyed to the Demised Premises.

16.20 Special Services

The Lessee shall pay to the Lessor upon demand any unusual costs charges and expenses incurred by the Lessor at the request of the Lessee including those connected with any alterations, repairs or maintenance to the Demised Premises or providing such additional or unusual services for the Lessee such as (but without limiting the generality of the foregoing) the removal, disposal or burning of rubbish and the cleaning and servicing of the Building or Common Areas and the policing of traffic and parking areas.

16.21 Alterations and additions to Building

The Lessor reserves a right to effect alterations and additions to the Building and in doing so (but without in any way limiting the generality of the foregoing) may encroach upon common parking areas, employ or use the airspace above any part of the Building including the erection of additional floors, interrupt the water, gas, electrical or air-conditioning and other services to the Demised Premises and the Building and alter the vehicular or pedestrian access or ways to or within the Building PROVIDED ALWAYS that the Lessor shall carry out such works in such a manner as will minimize so far as it may be practicable any inconvenience or interruption to the business of the Lessee.

16.22 Rules and Regulations

The Lessor may from time to time promulgate rules and regulations not inconsistent with or in derogation of the rights of the Lessee under the Lease relating to the use safety, care and cleanliness of the Common Areas and the preservation of good order and the comfort of persons therein, the location and storage of garbage and refuse in Common Areas pending its removal and the external appearance of the Building or any other matter it believes is reasonable having regard to the interests of the Building as a whole and for the rights or interest of other tenants, occupiers or other persons lawfully therein ("the Rules and Regulations"). The Lessee will abide by and comply with the Rules and Regulations of the Building and any additions, variations or amendments to the Rules and Regulations from time to time.

16.23 Renovations

Notwithstanding anything herein contained to the contrary the Lessor reserves the right to carry out additions, alterations, renovations and refurbishment works to the component parts of the Building both externally and internally and to any and all services in the Building and including the Common Areas and the Lessee will provide access to the Demised Premises for this purpose and not make any objection or claim in respect of any such works PROVIDED HOWEVER that the Lessee's rights of quiet enjoyment are not unreasonably affected. The Lessor will give adequate notice of such works where access to the Demised Premises is required.

16.24 Demolition

Should the Lessor wish to re-develop the Building during the last two (2) years of the term hereof or any renewal or extension hereof and have lodged with the relevant local authority a Development Application in this regard then the Lessor may advance the date upon which this Lease expires to a date of which the Lessor has given to the Lessee prior notice in writing of at least six (6) calendar months. During such period of six (6) months, the Lessor and its employees, agents and advisers may enter the Demised Premises for the purposes of obtaining statutory consents and the planning and implementation in respect of such development provided the quiet enjoyment of the Demised Premises by the Lessee is not unreasonably impaired.

PART 17 COVENANTORS

17.1 In consideration of the Lessor at the request of the Covenantors referred to in Item 6 entering into this Lease and as separate severable covenants and indemnities, the Covenantors:

      (a) guarantee to the Lessor the due observance of all the terms, covenants and conditions on the part of the Lessee contained in this Lease;

      (b) indemnify the Lessor against loss occasioned by the Lessee's failure to observe the due performance and observance of the terms of this Lease. The granting of any time concession or any indulgence to or the making of any composition with or the waiver of any breach or default by the Lessee or the neglect or forbearance of the Lessor to enforce such terms or those of this Clause or any moratorium or other period during which all or any of the Lessor's rights, remedies or recourse are stayed or suspended by statute or the order of any Court shall not effect this indemnity and if any payment by or on behalf of the Lessee to the Lessor is avoided or set aside under any law relating to insolvency or otherwise liability under this indemnity shall include payment to the Lessor by the Covenantors of a sum equal to the amount of the payment so avoided or set aside-

17.2  (a)   The guarantee and indemnity shall be a continuing guarantee and indemnity (it being the intent of the Lessor and the Covenantors that the guarantee and indemnity and the obligations of the Covenantors hereunder shall be absolute and unconditional in all circumstances) and shall be irrevocable and shall remain in full force and effect until the obligations of the Lessee under the Lease have been ful1y satisfied;

      (b) the guarantee and indemnity shall not be considered as wholly or partially discharged by the payment at any time of any moneys on account or by any time credit indulgence or concession extended by the Lessor to the Lessee or the Covenantors or any other person or by any compounding compromise release abandonment waiver variation relinquishment or renewal of any rights of the Lessor against the Lessee or the Covenantors or any other person or by the neglect or omission of the Lessor to enforce any such rights or by the winding up or bankruptcy of any party to the Lease or by any other dealing matter or thing whatsoever or by any alteration modification variation or addition to the Lease;

      (c) the guarantee and indemnity is in addition to and not in substitution for any other rights which the Lessor may have under or by virtue of the Lease and may be enforced against the Covenantors without first having recourse to any such rights and without taking any steps or proceedings against the Lessee.

      (d) the guarantee and indemnity shall not prejudicially affect or be prejudicially affected by any other security or guarantee or indemnity at any time held by the Lessor but such security shall be deemed to be collateral and the Covenantors shall not as against the Lessor in any way claim the benefit or seek the transfer of any security or any part thereof;

      (e) if for any reason whatsoever the Lessee ceases to be bound by all or any of the terms and conditions of the Lease or the obligations of the Lessee under the Lease are abrogated or modified by express agreement in writing, then the Covenantors shall pay to the Lessor an amount equal to the total direct loss or damage incurred by the Lessor by reason of the Lessee having so ceased to be bound or having its obligations so abrogated or modified and the Covenantors shall do all such other acts and things as the Lessor may require to place the Lessor in as good a position as nearly may be to the position in which the Lessor would have been had the Lessee's obligations under the Lease not been abrogated or modified. The obligations of the Covenantors under this sub-paragraph shall be original and independent and shall be in addition to the Lessor's other rights.

      (f) the guarantee and indemnity shall inure for the benefit of the Lessor and its assigns, and every Covenantor shall upon demand by the Lessor or any assignee execute a further guarantee and indemnity between the Covenantors and the assignee to confirm the guarantee and indemnity.

PART 18

BANK GUARANTEE

18.1  (a)   The Lessee shall on the signing here of deposit with the Lessor or his agent a Bank Guarantee in a form approved by the Lessor in the Lessor's favour by a licensed Australian Bank currently carrying on business in Sydney and approved by the Lessor for the amount specified in Item 7. On each Percentage Increase C.P.I. Increase or
            Market Review Date referred to herein or any other date from which the rent payable hereunder is increased the Lessee shall provide a replacement or additional Bank Guarantee (as appropriate) so that the total amount guaranteed is equivalent to Six (6) months rent payable as and from each such Review Date as security for the due and punctual observance and performance of all the covenants, obligations and provisions on the Lessee's part contained herein.
            The Lessee shall at all times ensure that any Bank Guarantee is kept current and enforceable and that all such Bank Guarantees are unconditional, and where the Lessor makes demand on any such Bank
            Guarantee then the Lessee shall provide a replacement Bank Guarantee equal to the amount from time to time properly claimed by the Lessor.

      (b) If at any time the Lessee fails to duly and punctually observe all of the terms and conditions of the Lease and perform its obligations under the Lease, then the amount of the Bank Guarantee necessary to compensate the Lessor for loss or damage sustained or suffered by the Lessor by reason of such breach by the Lessee shall be paid at the discretion of the Lessor to the Lessor. Any such payment to the Lessor shall not be deemed to and shall not operate to waive the Lessee's breach and shall not prejudice any other right of the Lessor arising from such breach should the Lessee comply with all the said covenants, obligations and provisions and duly and punctually pay all of the rental hereby reserved and all other sums payable by the Lessee to the Lessor herein, the Bank guarantee less any sums paid to the Lessor in accordance with this Clause shall be released to the Bank on the expiration of the term of this Lease or of any holding over period or upon the sooner termination of this Lease.

PART 19

INTEREST

19.1 The Lessee shall pay interest on demand to the Lessor on any moneys which are or become due and payable pursuant to the provisions of this Lease or due upon judgment to the Lessor until such time as all outstanding moneys including interest shall have been paid in full. The rate of interest applicable shall be five percent (5%) above the rate as recorded from time to time by the Reserve Bank of Australia for overdrafts of $100,000.00 or if there be no such rate, then the rate of fifteen percent (15%) per annum and such interest shall accrue and be calculated on a daily basis.

PART 20

COMMON AREAS

20.1 Obstruction of Common Areas

The Lessee is prohibited and shall prohibit its employees, servants, suppliers and others over whom it may have control from obstructing in any manner howsoever the Common Areas and in particular the entrances, exits and driveways (if any) in and to the Building.

20.2 Use of Common Areas

Subject to the limitations and restrictions in the Lease the Lessor shall during the Term permit the Lessee and all persons lawfully authorized by it in common with others having the like rights to exercise and enjoy the right to pass and repass whilst on foot over and along the Common Areas.

20.3 Exclusion of persons

The Lessor may at any time exclude and restrain any person or persons from entering upon any part of the Building other than bona fide clients, customers, patrons, employees, delivery men or service suppliers of the Lessee or of other tenants of the Building. Without in any way limiting the meaning of "bona fide", any person who breaches the Lessor's Rules and Regulations shall be deemed to be not bona fide.

20.4 Maintenance of Common Areas

The Lessor shall keep and maintain in good order and repair and in clean and tidy condition the Common Areas.

20.5 Control of Common Areas

The Common Areas shall at all times be subject to the control of the Lessor who shall have the right having regard to the interests of the Lessor in the Building as a whole and/or the rights or interests of other tenants, occupiers or persons lawfully therein from time to time to establish modify and enforce reasonable rules and regulations with regard thereto. Without limiting the generality of the foregoing the Lessor expressly reserves the right at any time and from time to time to;

(1) Construct, maintain and operate lighting facilities:

(2) Police the Common Areas;

(3) Change the area, level, location and arrangement of the Common Areas, parking areas and other facilities;

(4) Restrict parking by Lessees, their agents and employees to such parking areas as the Lessor may from time to time designate;

(5) Close all or any portion of the Common Areas to such extent as may in tile opinion of the Lessor be legally sufficient to prevent a dedication thereof or the accrual of any rights to any person or the public therein,

(6) Close temporarily all or any portion of the Common Areas, parking areas or facilities for the purpose of building reconstruction repairs or like purposes;

(7) Impose and charge fees against users of parking areas

(8) Limit the length of time during which persons are permitted to park in the parking areas and procure the policing thereof

20.6 Kiosks

The Lessor expressly reserves the right from time to time during the Term to erect remove and re-erect kiosks and other structures in any part of the Common Areas and to grant to any person the exclusive use of all or any part thereof for such purposes for such periods and upon such terms and conditions as the Lessor may in its absolute discretion think fit, provided that access to the premises is not substantially obstructed.

PART 21

EFFECT OF EXECUTION AND REGISTRATION

21.1 This Lease shall be binding upon each person who has executed it other than the Lessor notwithstanding:

      (a)   The failure of any other person named as a party to execute it;

      (b)   The avoidance of unenforceability of any part of this Lease; or

      (c) The avoidance or unenforceability of this Lease or any part of this Lease against any signatory or intended signatory.

21.2 The covenants and conditions herein contained shall be deemed to bind the parties in the same manner as if this document were registered notwithstanding it may be held that no estate passed hereunder.

PART 22

RELEASE OF LESSOR

22.1 The term "Lessor" as used in this Lease so far as the covenants or obligations of the Lessor are concerned shall be limited to and mean only the registered proprietor for the time being of the Land and in receipt of the rents and profits of the Land at the time in question and if the Lessor's interest therein is assigned or transferred in any way (other than by way of security only) the Lessor named herein (and in any case of any subsequent assignments or transfers other than by way of security only the then assignor or transferor) shall be automatically freed and discharged from and after the date of such assignment or transfer from all personal liability for the performance of any covenant or obligation on the part of the Lessor herein contained and under this Lease thereafter to be performed.

PART 23

CONSENT OF MORTGAGEE

23.l This Lease is subject to and conditional upon the approval of the mortgagee of the Lessor to the Lease. The Lessor will without delay after the execution of the Lease by the Lessee make application to its mortgagee for its approval. In the event that such approval is not given in writing the Lessor may by notice in writing to the Lessee terminate this Lease whereupon this Lease shall be at an end from such date of service of such notice and the Lessee shall not be entitled to make any claim for compensation, loss or damages in respect of such termination of the Lease.

PART 24

TRUST WARRANTIES

24.1 Where the Lessee or the Covenantor or both of them is or are acting or in the future may act as Trustee of any Trust the Lessee and Covenantor jointly and severally covenant with and warrant to the Lessor that the Lessee or the Covenantor or both of them (as the case may be) has or have or will have full powers pursuant to its Deed of Trust (hereinafter call "the Trust) under which it purports to act as Lessee or Covenantor.

The Lessee and the Covenantor further jointly and severally covenant that -

      (i) The trust is lawfully and validly constituted and all Deeds and other instruments in respect thereof have been properly executed;

      (ii) The Trust is and throughout the term of the Lease will remain unrevoked and not varied;

      (iii) The assets of the Trust as well as the assets of the Lessee and the Covenantor will at all times be available to satisfy the obligations of the Lessee under this Lease;

      (iv) The consents or approvals of all parties necessary to execute this Lease so as to bind the property of the Trust have been obtained and all necessary conditions precedent for that purpose have been met;

      (v) That no-one has taken or threatened nor is the Covenantor or the Lessee aware of anyone who is likely to take action to have the Trust wound up or otherwise administered by action brought in any Court of competent jurisdiction or to charge the Lessee or the Covenantor or any person at any time connected with the Lessee or the Covenantor or acting on behalf of or purportedly on behalf of the Lessee or the Covenantor with any breach of trust or misappropriation of trust moneys in connection with the Trust;

      (vi) That no facts are known to the Lessee or 10 the Covenantor whereby the Trust might be wound up voluntarily or otherwise or the Trustee thereof changed or the assets of the Trust vested in any other person or that the Trust may cease to operate or be deprived of funds prior to expiration of the Term.

REFERENCE SCHEDULE

ITEM  1     BASE RENT:

In respect of Level 1:

Two hundred and forty five thousand six hundred and thirty two dollars ($245,632.00) per annum payable in advance by calendar monthly installments of $20,469.33 on the first day of each calendar month commencing 1st December 1998.

In respect of Level 14;

(a) For the period 1st September 1998 to 31 August 2000, Ninety nine thousand three hundred and fifty three dollars and ten cents ($99,353.l0) per annum payable in advance by calendar monthly installments of $8,279.43 on the first day of each calendar month commencing on 1 September 1998.

(b) For the period 1st September 2000 to 31 August 2002, One hundred and seventy two thousand seven hundred and eighty eight dollars ($172,788.00) per annum payable in advance by installments of $14,399.00 on the first day of each calendar month commencing on l September 2000.

ITEM 2 PERCENTAGE OF INCREASES IN ANNUAL OUTGOINGS:

1714%. Base Year ending 30 June 1998

ITEM 3(a) MARKET REVIEW DATES:

In respect of Level 1:  1 September 2000, 1 September 2002

In respect of Level 14: 1 September 2002

3b) C.PJ. INCREASE REVIEW DATES:

Not applicable

3(c) PERCENTAGE INCREASE REVIEW DATES:

Not applicable

ITEM 4. PERMITTED USE:

Commercial Offices

ITEM 5. OPTION(S) FOR RENEWAL:

Not applicable

ITEM 6. COVENANTORS:

Not applicable

ITEM 7. BANK GUARANTEE:

One hundred & seventy two thousand four hundred & ninety two dollars
($172,492.00)